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                           iCT CONNECTEDTOUCH.COM LLC

                          2000 EQUITY COMPENSATION PLAN


         The purpose of the iCT ConnectedTouch.com LLC 2000 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of iCT ConnectedTouch.com LLC, a limited liability company (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, (iii) non-employee members of the Board of Managers of the Company (the "Board"), and (iv) selected employees of ICT Group, Inc. and its subsidiaries and members of the Board of Directors of ICT Group, Inc. with the opportunity to receive grants relating to Membership Interests of the Company. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company, and will align the economic interests of the participants with those of the owners.

         1.       Administration

         (a) Committee. The Plan shall be administered and interpreted by the Board or by a committee appointed by the Board. If a committee administers the Plan, references in the Plan to the "Board," as they relate to Plan administration, shall be deemed to refer to the committee.

         (b) Board Authority. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

         (c) Board Determinations. The Board shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as the Board deems necessary or advisable, in its sole discretion. The Board's interpretations of the Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.


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         2.       Grants

         Awards under the Plan may consist of grants of nonqualified options as described in Section 5 ("Options") and Interest awards as described in Section 6 ("Interest Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Board shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.       Interests Subject to the Plan

         (a) Interests Authorized. Subject to adjustment as described below, the aggregate number of Membership Interests of the Company ("Interests") that may be issued or transferred under the Plan is 2,000,000 Interests. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Interest Awards are forfeited, the Interests subject to such Grants shall again be available for purposes of the Plan.

         (b) Adjustments. If there is any change in the number or kind of Interests outstanding (i) by reason of a spin-off, split of Interests, reclassification, combination or exchange of Interests or similar event, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a change in the capital structure of the Company, (iv) by reason of a substantial reduction in the value of outstanding Interests as a result of a spin-off or the Company's payment of an extraordinary distribution, or (v) by reason of any other extraordinary or unusual event as determined by the Board, the Board may appropriately adjust the maximum number of Interests available for Grants, the number of Interests covered by outstanding Grants, the kind of securities issued and to be issued under the Plan, and the price per Interest of such Grants, to reflect any increase or decrease in the number of, or change in, the kind or value of, issued Interests to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional Interests resulting from such adjustment shall be eliminated. In the event of any of the foregoing corporate reorganizations or other events, the Board may also take any of the actions described in Section 11 below. Any adjustments determined by the Board shall be final, binding and conclusive.


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         4.       Eligibility for Participation

         (a) Eligible Persons. All employees of the Company and its subsidiaries, including employees who are officers or members of the Board, and selected employees of ICT Group, Inc. and its subsidiaries (collectively, "Employees") shall be eligible to participate in the Plan. Members of the Board and members of the Board of Directors of ICT Group, Inc. who are not employees of the Company and its subsidiaries ("Non-Employee Board Members") shall also be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of Interests in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's Interests.

         (b) Selection of Grantees. The Board shall select the Employees, Non-Employee Board Members and Key Advisors to receive Grants and shall determine the number of Interests subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Board Members who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

         5.       Granting of Options

         (a) Number of Interests. The Board shall determine the number of Interests that will be subject to each Grant of Options to Employees, Non-Employee Board Members and Key Advisors.

         (b)      Type of Option and Price.

                  (i) All Options shall be nonqualified options, which are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  (ii) The purchase price (the "Exercise Price") of Interests subject to an Option shall be determined by the Board and may be equal to, greater than, or less than the fair market value of an Interest on the date the Option is granted. The fair market value per Interest shall be determined by the Board.

         (c) Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant.



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         (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Board and specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

         (e) Termination of Employment, Disability or Death.

                  (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor, Board Member or Non-Employee Board Member. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all Interests underlying any exercised portion of an Option for which the Company has not yet recorded in its company records, upon refund by the Company of the Exercise Price paid by the Grantee for such Interests. Upon any exercise of an Option, the Company may withhold recording the underlying Interests pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

                  (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.


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                  (iv) If the Grantee dies while employed by, or providing
service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (v) For purposes of this Section 5(e) and Section 6:

                  (A) The term "Company" shall mean the Company, its parent and subsidiary companies and other affiliated entities as determined by the Board, including ICT Group, Inc. and its subsidiaries.

                  (B) "Employed by, or provide service to, the Company" shall mean employment or service as an employee or Key Advisor of the Company (as defined in subsection (A) above), or as an employee of ICT Group, Inc. and its subsidiaries, or as a member of the Board or the Board of Directors of ICT Group, Inc. (so that, for purposes of exercising Options and satisfying conditions with respect to Interest Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an employee, Key Advisor, member of the Board and member of the Board of Directors of ICT Group, Inc.), unless the Board determines otherwise.

                  (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of the Company's long-term disability plan or such other definition of long-term disability as the Board shall determine.

                  (D) "Cause" shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Company,
         (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service,
         (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, or (iv) has breached any noncompetition or nonsolicitation agreement between the Grantee and the Company or has engaged in such other behavior detrimental to the interests of the Company as the Board determines.

         (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Board (x) in cash, (y) with the approval of the Board, by delivering Interests owned by the Grantee (including Interests acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a fair market value on the date of exercise equal to the Exercise Price or by attestation (on a form

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prescribed by the Board) to ownership of Interests having a fair market value on the date of exercise equal to the Exercise Price, or (z) by such other method as the Board may approve. The Board may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Board, in its sole discretion, deems appropriate. Interests used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 7) at the time of exercise.

         6.       Interest Awards

         The Board may issue or transfer Interest Awards to an Employee, Non-Employee Board Member or Key Advisor, upon such terms as the Board deems appropriate. The following provisions are applicable to Interest Awards:

         (a) General Requirements. Interest Awards may be issued or transferred for consideration or for no consideration, and may be subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on Interest Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate. Any period of time during which the Interest Awards will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

         (b) Number of Interests. The Board shall determine the number of Interests to be issued or transferred pursuant to a Interest Award and the restrictions applicable to such Interests.

         (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Interest Awards shall terminate and be forfeited as to all Interests covered by the award as to which the restrictions have not lapsed, and those Interests must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.


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         (d) Restrictions on Transfer. During the Restriction Period, a Grantee
may not sell, assign, transfer, pledge or otherwise dispose of the Interest Awards except to a Successor Grantee under Section 8(a). The Board may determine that the Company will not record the Interest Awards until all restrictions on such Interests have lapsed.

         (e) Right to Receive Distributions. During the Restriction Period, a Grantee shall have the right to receive any distributions paid on such Interests, subject to any restrictions deemed appropriate by the Board.

         (f) Lapse of Restrictions. All restrictions imposed on Interest Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Interest Awards, that the restrictions shall lapse without regard to any Restriction Period.

         7.       Withholding of Taxes

         (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

         (b) Election to Withhold Interests. If the Board so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having Interests withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

         8.       Transferability of Grants

         (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, if permitted in any specific case by the Board, pursuant to a domestic relations order. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.


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         (b) Transfer of Options. Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         9.       Right of First Refusal; Repurchase Right

         (a) Offer. Prior to the consummation of an initial public offering of the Company's securities pursuant to an initial registration of Company securities under section 12(g) of the Exchange Act ("Public Offering"), if at any time an individual desires to sell, encumber, or otherwise dispose of Interests that were distributed to him or her under this Plan and that are transferable, the individual may do so only pursuant to a bona fide written offer, and the individual shall first offer the Interests to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Interests; (b) the number of Interests proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 60 days after receipt of such notice, the Company shall have the option to purchase all or part of such Interests at the then current fair market value as determined by the Board and may pay such price in installments over a period not to exceed four years, at the discretion of the Board.

         (b) Sale. In the event the Company (or a member, as described below) does not exercise the option to purchase Interests, as provided above, the individual shall have the right to sell, encumber, or otherwise dispose of the Interests described in subsection (a) at the price and on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 15 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

         (c) Assignment of Rights. The Board, in its sole discretion, may waive the Company's right of first refusal and repurchase right under this Section 9. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, assign such right to the remaining members of the Company in the same proportion that each member's membership interest bears to the membership interests of all members of the Company, as determined by the Board. To the extent that a member has been given such right and does not purchase his or her allotment, the other members shall have the right to purchase such allotment on the same basis.




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         (d) Purchase by the Company. Prior to a Public Offering, if a Grantee
ceases to be employed by, or provide services to, the Company, the Company shall have the right to purchase all or part of any Interests distributed to him or her under this Plan at their then current fair market value as determined by the Board (or at such other price as may be established in the Grant Instrument); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

         (e) Public Offering. On and after a Public Offering, the Company shall have no further right to purchase Interests under this Section 9.

         (f) Member's Agreement. Notwithstanding the provisions of this Section 9, if the Company's Operating Agreement provides a right of first refusal or repurchase rights with respect to Interests, the provisions of this Section 9 shall not apply to the extent inconsistent with the terms of the Operating Agreement, unless the Board determines otherwise.

         10.      Change of Control of the Company

         As used herein, a "Change of Control" shall be deemed to have occurred if:

         (a) Any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act") (other than persons who are owners of the Company on the effective date of the Plan) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of interests in the Company representing more than 50% of the voting power of the then outstanding interests in the Company; provided that (i) a Change of Control shall not be deemed to occur as a result of a Public Offering of the Company's securities and (ii) a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another company and in which the owners of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, interests entitling such owners to more than 50% of all votes to which all owners of the parent company would be entitled in the election of members (without consideration of the rights of any class of membership interests to elect members by a separate class vote); or

         (b) The consummation of (i) a merger or consolidation of the Company with another company where the owners of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, interests entitling such members to more than 50% of all votes to which all owners of the surviving company would be entitled in the election of members (without consideration of the rights of any class of membership interests to elect members by a separate class vote), (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.


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         11.      Consequences of a Change of Control or Other Corporate Event

         (a) Board Actions. Notwithstanding the foregoing, subject to subsection
(b) below, in the event of a Change of Control or any other corporate event (such as any merger, consolidation, liquidation or dissolution of the Company including without limitation a merger or consolidation with ICT Group, Inc.), the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that outstanding Options shall become fully exercisable and that the restrictions and conditions on outstanding Interest Awards shall immediately lapse, (ii) determine that outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by the surviving company, and that outstanding Interest Awards shall be converted to interest awards of the surviving company, (iii) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or other property as determined by the Board and payable on such terms as the Board shall determine, in an amount equal to the amount by which the then fair market value of the Interests subject to the Grantee's outstanding exercisable Options exceeds the Exercise Price of the Options, or
(iv) terminate any or all unexercised Options at such time as the Board deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or other corporate event or such other date as the Board may specify. Without limiting the foregoing, if the Board terminates or requires surrender of Options that are not then exercisable, the Company shall have no obligation to make any payment in consideration of the surrender or termination of such Options. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options and Interest Awards shall continue in effect according to their terms. The Board may take any of the foregoing actions without the Grantee's consent.

         (b) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control or other corporate event, the Board shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Change of Control or other corporate event ineligible for pooling of interests accounting treatment or that would make the Change of Control or other corporate event ineligible for desired tax treatment if, in the absence of such right, the Change of Control or other corporate event would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control or other corporate event.

         12.      Requirements for Issuance or Transfer of Interests

         (a) Member's Agreement. Each Grantee shall be required to execute a member's agreement agreeing to be bound by the Company's Operating Agreement, with such terms as the Board deems appropriate, with respect to any Interests issued or distributed pursuant to this Plan.

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         (b) Limitations on Issuance or Transfer of Interests. No Interests
shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Interests have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such Interests as the Board shall deem necessary or advisable.

         (c) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any underwritten offering of securities of the Company under the Securities Act of 1933, as amended (the "Securities Act"), a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the "Market Standoff Period"). The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         13.      Amendment and Termination of the Plan

         (a) Amendment. The Board may amend or terminate the Plan at any time.

         (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board.

         (c) Termination and Amendment of Outstanding Grants. The Board reserves the right to terminate outstanding Options and/or the Plan at any time in its sole discretion including without limitation pursuant to Section 11 or Section 19(b). The termination of the Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended by the Board under
Section 11 or Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

         (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.


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         14.      Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         15.      Rights of Participants

         Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Board Member or any other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         16.      No Fractional Interests

         No fractional Interests shall be issued or delivered pursuant to the Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional Interests or whether such fractional Interests or any rights thereto shall be forfeited or otherwise eliminated.

         17.      Headings

         Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         18.      Effective Date of the Plan.

         The Plan shall be effective on May 24, 2000.

         19.      Miscellaneous

         (a) Grants in Connection with Company Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any company, firm or association, including Grants to employees thereof who become employees of the Company, or for other proper company purposes, or (ii) limit the right of the Company to grant membership interests or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee of another company who becomes an employee by reason of a merger, consolidation, acquisition of membership interests or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a membership interest or restricted interest grant made by such company. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted membership interest incentives. The Board shall prescribe the provisions of the substitute grants.

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         (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer Interests Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. The Board may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Board may also adopt rules regarding the withholding of taxes on payments to Grantees. The Board may, in its sole discretion, agree to limit its authority under this Section.

         (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.


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